Exhibits 24 (a - i)

Exhibit 24a
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set her hand as of this 13th day of February, 2015.

/s/ Chris A. Davis
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Chris A. Davis

Exhibit 24b
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 11th day of February, 2015.

/s/ Anthony G. Fernandes
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Anthony G. Fernandes
Exhibit 24c
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 13th day of February, 2015.

/s/ David P. Hess
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David P. Hess

Exhibit 24d

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 11th day of February, 2015.

/s/ Louis L. Hoynes Jr.
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Louis L. Hoynes Jr.

Exhibit 24e

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 11th day of February, 2015.

/s/ Barry C. Johnson
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Barry C. Johnson

Exhibit 24f

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set her hand as of this 11th day of February, 2015.

/s/ Carol P. Lowe
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Carol P. Lowe

Exhibit 24g

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 11th day of February, 2015.

/s/ William P. Powell
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William P. Powell

Exhibit 24h

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 11th day of February, 2015.

/s/ Thomas W. Rabaut
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Thomas W. Rabaut

Exhibit 24i

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Cytec Industries Inc., a Delaware corporation ("Cytec"), does hereby make, constitute and appoint S. Fleming, D.G. Darazsdi and R. Smith, the address of each of which is in care of Cytec, 5 Garret Mountain Plaza, Woodland Park, New Jersey 07424, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorney or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has set his hand as of this 10th day of February, 2015.

/s/ Raymond P. Sharpe
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Raymond P. Sharpe